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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)     APRIL 8, 2002
                                                         ------------------



                               KANAKARIS WIRELESS
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             (Exact name of registrant as specified in its charter)


           NEVADA                       000-28213               86-0888532
-----------------------------           ---------               ----------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



        2716 OCEAN PARK BLVD., SUITE 2005, SANTA MONICA, CALIFORNIA 90405
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code            (949) 760-5470
                                                  ------------------------------



                                 NOT APPLICABLE
       ------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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         On April 8, 2002, FFM Acquisition Corp., a California corporation
("Acquisition Corp.") and now wholly-owned subsidiary of Kanakaris Wireless, a Nevada corporation (the "Registrant"), completed the acquisition (the "Acquisition") of substantially all of the assets of Fast Forward Marketing, Inc., a California corporation ("FFM"), pursuant to and in accordance with an Asset Purchase Agreement dated as of March 29, 2002 (the "Agreement"), by and among the Registrant, Acquisition Corp., FFM and Intervisual Books, Inc., a California corporation and parent corporation to FFM, its wholly-owned subsidiary. Prior to the Acquisition, FFM was in the business of distribution of video cassettes and DVDs through retail, mail order and other channels. On April 15, 2002, Acquisition Corp. changed its name to Fast Forward Marketing, Inc.

         The Acquisition is expected to be accounted for using the purchase method of accounting for financial reporting purposes. The aggregate purchase price, including acquisition costs, was approximately $566,000 of which $255,000 was paid to FFM in cash at closing and up to $261,000 will be paid to FFM as a result of collections on accounts receivable of FFM existing at the time of closing. The acquisition was funded with financing obtained in a convertible debenture financing transaction discussed in more detail below and also through the future payment to FFM of certain amounts resulting from collections on accounts receivable of FFM existing at the time of closing. In determining the purchase price for FFM, the Registrant and Acquisition Corp. took into account the value of companies of similar industry and size to FFM, comparable transactions and the market for such companies generally.

         The Registrant, through Acquisition Corp., its wholly-owned subsidiary, presently intends to continue the operations of FFM in substantially the same manner as conducted prior to the Acquisition.

ITEM 5.  OTHER EVENTS.
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         On March 29, 2002, the Registrant completed a private placement to four accredited investors of its 12% Secured Convertible Debentures in the aggregate principal amount of $500,000 and related warrants to purchase up to an aggregate of 1,500,000 shares of Registrant's common stock. Gross proceeds to the Registrant, after paying certain fees and expenses associated with the private placement, were approximately $380,000. The Registrant's obligations under the convertible debentures are secured by all of the assets of the Registrant.

         On April 10, 2002, the Registrant completed the purchase from Bristol Capital, LLC of all of the issued and outstanding shares of capital stock of Acquisition Corp. not already held by it in exchange for the issuance of 900 shares of the Registrant's Series B Convertible Preferred Stock. The shares of capital stock of Acquisition Corp. held by Bristol Capital, LLC were acquired by Bristol Capital, LLC in exchange for the opportunity to conduct the Acquisition.

         On April 16, 2002 the Registrant publicly disseminated a press release announcing the Acquisition. The full text of the press release issued by the Registrant on April 16, 2002 is filed as Exhibit 99.1 hereto and is incorporated herein by this reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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          (a)     FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  It is impracticable to provide the required financial statements for the acquired business at the time this Form 8-K is filed. The Registrant shall file the required financial statements under cover of Form 8-K/A on or before June 22, 2002.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  To be provided on or before June 22, 2002.

         (c)      EXHIBITS.

                  Exhibit
                  Number            Exhibit Description
                  ------            -------------------

                  2.1 Asset Purchase Agreement dated as of March 29, 2002 by and between the Registrant, FFM Acquisition Corp., Fast Forward Marketing, Inc. and Intervisual Books, Inc.

                  2.2 Amendment to Asset Purchase Agreement dated as of April 8, 2002 by and between the Registrant, FFM Acquisition Corp., Fast Forward Marketing, Inc. and Intervisual Books, Inc.

                  3.1 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Kanakaris Wireless

                  10.1 Securities Purchase Agreement dated as of March 29, 2002 by and among the Registrant and each of the purchasers identified therein

                  10.2 Form of 12% Secured Convertible Debenture due March 29, 2003

                  10.3              Form of Common Stock Purchase Warrant dated
                                    March 29, 2002

                  10.4 Registration Rights Agreement dated as of March 29, 2002 by and among the Registrant and each of the investors identified therein

                  10.5 Security Agreement dated as of March 29, 2002 by and among the Registrant and each of the secured parties identified therein

                  10.6 Security Agreement dated as of April 1, 2002 by and among the Registrant and each of the secured parties identified therein

                  10.7 Exchange Agreement dated as of April 10, 2002 by and between the Registrant and Bristol Capital, LLC

                  10.8 Registration Rights Agreement dated as of April 10, 2002 by and between the Registrant and Bristol Capital, LLC

                  21.1              Subsidiaries of the Registrant

                  99.1              Press release dated April 16, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto.

Date: April 22, 2002                  KANAKARIS WIRELESS


                                      By:  /s/ ALEX F. KANAKARIS
                                           ------------------------
                                           Alex F. Kanakaris, Chief Executive
                                             Officer and Chairman of the Board

                                      -4-
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EXHIBIT INDEX

Exhibit
Number            Exhibit Description
------            -------------------

2.1 Asset Purchase Agreement dated as of March 29, 2002 by and between the Registrant, FFM Acquisition Corp., Fast Forward Marketing, Inc. and Intervisual Books, Inc.

2.2 Amendment to Asset Purchase Agreement dated as of April 8, 2002 by and between the Registrant, FFM Acquisition Corp., Fast Forward Marketing, Inc. and Intervisual Books, Inc.

3.1 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Kanakaris Wireless

10.1 Securities Purchase Agreement dated as of March 29, 2002 by and among the Registrant and each of the purchasers identified therein

10.2              Form of 12% Secured Convertible Debenture due March 29, 2003

10.3              Form of Common Stock Purchase Warrant dated March 29, 2002

10.4 Registration Rights Agreement dated as of March 29, 2002 by and among the Registrant and each of the investors identified therein

10.5 Security Agreement dated as of March 29, 2002 by and among the Registrant and each of the secured parties identified therein

10.6 Security Agreement dated as of April 1, 2002 by and among the Registrant and each of the secured parties identified therein

10.7 Exchange Agreement dated as of April 10, 2002 by and between the Registrant and Bristol Capital, LLC

10.8 Registration Rights Agreement dated as of April 10, 2002 by and between the Registrant and Bristol Capital, LLC

21.1              Subsidiaries of the Registrant

99.1              Press release dated April 16, 2002

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